PIMCO Funds

Supplement Dated May 15, 2026 to the Municipal Value Funds Prospectus (the “Prospectus”) dated August 1, 2025, as supplemented from time to time

Disclosure Related to PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund (each, a “Fund” and together, the “Funds”)

Effective August 1, 2026, PIMCO California Municipal Opportunistic Value Fund is re-named PIMCO California Municipal Opportunistic Advantage Fund. Therefore, effective August 1, 2026, all references to PIMCO California Municipal Opportunistic Value Fund in the Prospectus are replaced with PIMCO California Municipal Opportunistic Advantage Fund.

Effective August 1, 2026, PIMCO National Municipal Opportunistic Value Fund is re-named PIMCO National Municipal Opportunistic Advantage Fund. Therefore, effective August 1, 2026, all references to PIMCO National Municipal Opportunistic Value Fund in the Prospectus are replaced with PIMCO California Municipal Opportunistic Advantage Fund.

Effective August 1, 2026, the following is added as the first sentence under “Municipal Instruments” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:

Municipal Bonds are debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

Effective August 1, 2026, the following is added as the last two sentences under “Municipal Instruments” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:

California Municipal Bonds are debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax.

Investors Should Retain This Supplement for Future Reference

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